UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2026

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-3-756-4999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.135 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $15,525.00 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on May 28, 2026, the board of directors of Silexion Therapeutics Corp (the “Company”) effected a 1-for-10 reverse share split of all of the Company’s issued and outstanding, and authorized but unissued, ordinary shares (the “Reverse Share Split”). The Reverse Share Split had been approved by the Company’s shareholders pursuant to Proposal 3 presented at an extraordinary general meeting of the Company that was initially held on April 28, 2026 and reconvened on May 5, 2026. The Company’s ordinary shares began trading on a post-Reverse Share Split-adjusted basis on the Nasdaq Capital Market at the open of the market on May 29, 2026.

Following the Reverse Share Split, the Company has retroactively adjusted the share, per share and related option and warrant information included in the Company’s audited financial statements as of, and for the year ended, December 31, 2025 and in its interim unaudited financial statements as of, and for the quarter ended, March 31, 2026 to reflect the reduced number of ordinary shares and the increased share and per share prices which resulted from the Reverse Share Split.

Those updated financial statements, reflecting the Reverse Share Split, are attached hereto as Exhibit 99.1, and are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited financial statements of Silexion Therapeutics Corp as of, and for the year ended, December 31, 2025 (as adjusted to reflect reverse share split)
99.2	Unaudited interim financial statements of Silexion Therapeutics Corp as of, and for the three months ended, March 31, 2026 (as adjusted to reflect reverse share split)
101.INS*	Inline XBRL Instance Document.
101.SCH*	Inline XBRL Taxonomy Extension Schema Document.
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: August 13, 2026	By:	/s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer